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                         PATRIOT SCIENTIFIC CORPORATION

                                   FORM 10-KSB

                                EXHIBIT NO. 23.1

                           CONSENT OF BDO SEIDMAN, LLP



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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Patriot Scientific Corporation
San Diego, California


We hereby consent to the incorporation by reference in this Registration Statement of our report dated July 3, 1997, relating to the consolidated financial statements of Patriot Scientific Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1997.

/s/  BDO SEIDMAN, LLP


Denver, Colorado
July 17, 1997



                                     EX-53